SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          July 6, 1999 (July 1, 1999)
               ------------------------------------------------
               Date of report (Date of earliest event reported)


                              Hexcel Corporation
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Delaware              1-8472                  94-1109521
    --------------     ---------------------      ------------------
      (State of        (Commission File No.)        (IRS Employer
    Incorporation)                                Identification No.)

                              Two Stamford Plaza
                             281 Tresser Boulevard
                       Stamford, Connecticut  06901-3238
         ------------------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


                                (203) 969-0666
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5  Other Events.

            A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company") on July 1, 1999 is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


Item 7  Financial Statements, Pro Forma
            Financial Information and Exhibits.


      (c)   Exhibits

            99.1              Press Release issued by the
                              Company on July 1, 1999.




                                 Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 6, 1999


                                    HEXCEL CORPORATION

                                    By: /s/ Ira J. Krakower
                                       --------------------------------
                                       Name:  Ira J. Krakower
                                       Title: Senior Vice President,
                                                General Counsel and
                                                Secretary




                               EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
   99.1                 Press Release issued by the
                        Company on July 1, 1999